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                                                                    EXHIBIT 10.3


                                  NANOGEN, INC.
                            1997 STOCK INCENTIVE PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT

         Nanogen, Inc., a Delaware corporation (the "Company"), hereby grants an Option to purchase shares of its common stock ("Shares") to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company's 1997 Stock Incentive Plan, as amended (the "Plan").

Date of Grant:
              ------------------------------------------------------------------

Name of Optionee:
                 ---------------------------------------------------------------

Optionee's Social Security Number:
                                  ----------------------------------------------

Number of Shares Covered by Option:
                                   ---------------------------------------------

Exercise Price per Share:
                         -------------------------------------------------------

Vesting Start Date:
                   -------------------------------------------------------------

         Check here if Optionee is a 10% owner (so that exercise price must be
------   110% of fair market value and term will not exceed five (5) years).

         BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ATTACHED.


Optionee:
         -----------------------------------------------------------------------
                                     Signature

Company:
         -----------------------------------------------------------------------
                                     Signature

Title:            Senior Vice President, General Counsel and Secretary
      --------------------------------------------------------------------------


                  DO NOT SEPARATE THIS PAGE FROM ATTACHED PAGES


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                                  NANOGEN, INC.
                            1997 STOCK INCENTIVE PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT


NONQUALIFIED STOCK OPTION           This Option is not intended to be an
                                    incentive stock option under section 422 of the Internal Revenue Code and will be interpreted accordingly.

VESTING                             Your Option vests monthly over a four
                                    (4)-year period beginning on the Vesting
                                    Start Date as shown on the cover sheet. The number of Shares which vest under this Option at the Exercise Price shall be equal to the product of the number of months of your continuous service with the Company ("Service") (including any approved leaves of absence) from the Vesting Start Date times the number of Shares covered by this Option times 1/48. The resulting number of Shares will be rounded to the nearest whole number. Notwithstanding the above, no shares will vest until you have performed twelve
                                    (12) months of Service from the Vesting
                                    Start Date. This Option shall be fully
                                    vested upon a Change in Control as defined in the Plan. Change in Control does not include any public offering of Shares. No additional Shares will vest after your Service has terminated for any reason.


TERM Your Option will expire in any event at the close of business at Company headquarters on the day before the tenth anniversary (fifth anniversary for a 10% owner) of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Service terminates, as described below.)

REGULAR TERMINATION                 If your Service terminates for any reason
                                    except death or Disability, your Option will expire at the close of business at Company headquarters on the 90th day after your termination date. During that ninety
                                    (90)-day period, you may exercise that
                                    portion of your Option that was vested on your termination date.


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DEATH                               If you die while in Service with the
                                    Company, your Option will expire at the
                                    close of business at Company headquarters on the date twelve (12) months after the date of death. During that twelve (12)-month period, your estate or heirs may exercise that portion of your Option that was vested on the date of death.


DISABILITY                          If your Service terminates because of your
                                    Disability, your Option will expire at the close of business at Company headquarters on the date twelve (12) months after your termination date. During that twelve
                                    (12)-month period, you may exercise that portion of your Option that was vested on the date of your Disability.

                                    "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

LEAVES OF ABSENCE                   For purposes of this Option, your Service
                                    does not terminate when you go on a BONA
                                    FIDE leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law.
                                    However, your Service will be treated as terminating ninety (90) days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. Your Service terminates in any event when the approved leave ends unless you immediately return to active work. The
                                    Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan.
                                    The Company also determines the extent to which you may exercise the vested portion of your Option during a leave of absence.

NOTICE OF EXERCISE                  When you wish to exercise this Option,
                                    complete and file a Notice of Exercise with the Company. Your exercise will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.


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FORM OF PAYMENT                     When you submit your Notice of Exercise with
                                    the Company , you must include payment of the Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                                    -        Your personal check, a cashier's
                                             check or money order.

                                    -        Shares which you have owned for six
                                             (6) months and which are
                                             surrendered to the Company. The
                                             value of the Shares, determined as
                                             of the effective date of the Option
                                             exercise, will be applied to the
                                             Exercise Price.

                                    -        To the extent that a public market
                                             for the Shares exists as determined
                                             by the Company, by delivery (on a
                                             form prescribed by the Committee)
                                             of an irrevocable direction to a
                                             securities broker to sell Shares
                                             and to deliver all or part of the
                                             sale proceeds to the Company in
                                             payment of the aggregate Exercise
                                             Price.

                                    -        Any other form of legal
                                             consideration approved by the
                                             Committee.

WITHHOLDING TAXES                   You will not be allowed to exercise this
                                    Option unless you make acceptable
                                    arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or the sale of Shares acquired upon exercise of this Option.

RESTRICTIONS ON                     By signing this Agreement, you agree not to
EXERCISE AND RESALE                 sell any Option Shares at a time when
                                    applicable laws or Company policies prohibit a sale. This restriction will apply as long as you are in the Service of the Company (or a subsidiary).


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TRANSFER OF OPTION                  Prior to your death, only you may exercise
                                    this Option. You cannot transfer or assign this Option except as expressly permitted in the Plan for revocable trusts or as approved by the Committee. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will.

                                    Regardless of any marital property
                                    settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

RETENTION RIGHTS                    This Agreement does not give you the right
                                    to be retained by the Company in any
                                    capacity. The Company reserves the right to terminate your Service at any time and for any reason.

SHAREHOLDER RIGHTS                  Neither you, nor your estate or heirs, have
                                    any rights as a shareholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

ADJUSTMENTS                         In the event of a stock split, a stock
                                    dividend or a similar change in the
                                    Company's Stock, the number of Shares
                                    covered by this Option and the Exercise
                                    Price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

APPLICABLE LAW                      This Agreement will be interpreted and
                                    enforced under the laws of the State of
                                    California (without regard to their choice of law provisions).


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THE PLAN AND OTHER AGREEMENTS       The text of the Plan is incorporated in this
                                    Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan.

                                    This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

         BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.